Exhibit 10.9

Translation of Medicinal Material Procurement Contract

Party A (Purchaser): Yunnan Shangri-La Tibetan Pharmaceutical Group Limited

Party B (Supplier): Chun Sheng

Product’s Name	Spec	Unit	Quantity	Unit Price	Value (RMB)	Procurement Period	Memo
sal—Ammoniac		kg	1235	74.75	92,317.06	09.1.1-12.31
Fructus Hippophais		kg	6450	201.77	1,301,397.07	09.1.1-12.31
HgS		kg	1266	313.21	396,527.69	09.1.1-12.31
Barbary Wolfberry Fruit		kg	3136	44.71	140,213.71	09.1.1-12.31
Weeds Fruit		kg	3198	41.11	131,458.68	09.1.1-12.31
Bright Salt		kg	1244	33.5	41,677.19	09.1.1-12.31
Aconitum naviculare		kg	3213	390.54	1,254,820.90	09.1.1-12.31
Chinese Eaglewood		kg	5105	1383.88	10,882,670.11	09.1.1-12.31
Cardamon amomum		kg	1714	162.12	447,098.21	09.1.1-12.31

The Aggregate Value: RMB 14,688,180.62

The Procurement Place: Yunnan Shangri-La Tibetan Medicine Group Co., Ltd.

Date of Delivery: Delivery within 20 days upon the signature of the Contract

Payment Method: Party A shall make payment of all the accounts payable within 10 days upon the entry of products in the warehouse and Party B shall draw the accounts receivable by presentation of the warehouse voucher.

Quality Standard: State Standard

Package: Polypropylene (PP) Knitted Bag or cloth bag free of any damage.

Quality Requirements by Party B: The products shall comply with the state quality standards as well as the agreed quality standard bases on the said quality standards; Packing Sound

Quality Requirements agreed by Both Parties: The Tibetan medicinal materials standard under the administration authorities of the Ministry of Public Health shall be executed.

Liability of Breach: The breached party shall make the compensation for the non-breach party by the amount equivalent to 30% of the aggregate value of the contract herein.

This contract is in duplicate and shall be effective upon both parties’ signature, seal, and putting one’s fingerprint.

Party A: Yunnan Shangri-La Tibetan Pharmaceutical Group Limited

Authorized Representative: Hong Yu (Signature)

Yunnan Shangri-La Tibetan Pharmaceutical Group Limited (Seal)

Signature Date: Jan 5, 2009

Party B: Chun Sheng

Authorized Representative: Chun Sheng (Signature):

Signature Date: Jan 5, 2009